Exhibit 31.2

CERTIFICATION OF PRESIDENT

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mike Adkins, certify that:

1.	I have reviewed this annual report on Form 10-KSB/A of HyperSpace Communications, Inc.;

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

	By:	/s/ Mike Adkins
April 28, 2006		Mike Adkins
President